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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 28, 2003




                          ROCHESTER MEDICAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



         Minnesota                     0-18933                   41-1613227
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



               One Rochester Medical Drive, Stewartville, MN 55976
               ---------------------------------------------------
                    (Address of principal executive offices)


          Registrant's telephone number, including area code: (507) 533-9600
                                                              --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 Press Release, dated October 28, 2003, issued by Rochester Medical Corporation

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 28, 2003, Rochester Medical, Inc. issued a press release relating to fiscal 2004 first quarter financial results. A copy of the press release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

October 30, 2003

                                                  ROCHESTER MEDICAL CORPORATION



                                                  By:  /s/ David A. Jonas
                                                       ------------------
                                                        David A. Jonas
                                                        Chief Financial Officer



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                                  EXHIBIT INDEX

  Exhibit No.         Description

    99.1 Press Release, dated October 28, 2003, issued by Rochester Medical Corporation